                                                                                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated April 18, 2014 with respect to the consolidated financial statements, included in the Annual Report on Form 10-K for the year ended February 1, 2014 of Books-A-Million, Inc., which is incorporated by reference in this Registration Statement.  We consent to the incorporation by reference in the Registration Statement of the aforementioned report.

/s/ GRANT THORNTON LLP

Atlanta, Georgia
June 12, 2014